                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported) November 14, 2002
                                                        -----------------


                  Registrant, State of Incorporation, Address    I.R.S. employer
Commission File   of Principal Executive Offices and Telephone   Identification
Number            Number                                         Number

1-8788            SIERRA PACIFIC RESOURCES                       88-0198358
                  P.O. Box 10100 (6100 Neil Road)
                  Reno, Nevada 89520-0400 (89511)
                  (775) 834-4011

1-4698            NEVADA POWER COMPANY                           88-0045330
                  6226 West Sahara Avenue
                  Las Vegas, Nevada 89146
                  (702) 367-5000

0-508             SIERRA PACIFIC POWER COMPANY                   88-0044418
                  P.O. Box 10100 (6100 Neil Road)
                  Reno, Nevada 89520-0400 (89511)
                  (775) 834-4011

                                      None
--------------------------------------------------------------------------------
         (Former name, former address and former fiscal year, if changed since last report)

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Item 5.  Other Events
---------------------

         On November 14, 2002, the federal bankruptcy court judge overseeing the bankruptcy case of Enron Power Marketing, Inc. ("Enron") rendered an oral decision relating to a motion filed by Nevada Power Company and Sierra Pacific Power Company (the "Utilities") in connection with the lawsuit filed by Enron in its bankruptcy case asserting claims for damages related to the termination of its power supply agreements with the Utilities. The Utilities had filed a motion to dismiss or stay the proceedings pending the outcome of the Federal Energy Regulatory Commission ("FERC") proceeding against Enron brought by the Utilities under Section 206 of the Federal Power Act challenging the contract prices of the terminated power supply agreements. A draft decision of the administrative law judge overseeing the FERC Section 206 proceedings is expected in December 2002.

         The bankruptcy court judge denied the Utilities' motion to dismiss or stay the proceedings pending the outcome of the Utilities' Section 206 complaints, with respect to $16 million for Nevada Power Company and $6 million for Sierra Pacific Power Company, claimed by Enron for power previously delivered by Enron to the Utilities under their terminated power contracts. The judged deferred until after a further hearing on December 12, 2002, a ruling with respect to the termination payments for undelivered power allegedly due under the terminated contracts of $200 million and $87 million for Nevada Power Company and Sierra Pacific Power Company, respectively. At this time, the Utilities are not able to predict the outcome of a decision in Enron's bankruptcy proceeding. For additional information regarding Enron's lawsuit against the Utilities and the Utilities' Section 206 claims, see the Quarterly Report on Form 10-Q filed by Nevada Power Company and Sierra Pacific Power Company for the quarter ended September 30, 2002.

Item 7. Financial Statements and Exhibits

        (a)   Financial Statements of Businesses Acquired
              -------------------------------------------

              Not required

        (b)   Pro forma financial information
              -------------------------------

              Not required

        (c)   Exhibits
              --------

              None.


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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have each duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

                                            Sierra Pacific Resources
                                            ------------------------
                                            (Registrant)


Date:  November 19, 2002                    By: /s/ John E. Brown
                                                -----------------
                                                John E. Brown
                                                Controller

                                            Nevada Power Company
                                            --------------------
                                            (Registrant)


Date:  November 19, 2002                    By: /s/ John E. Brown
                                                -----------------
                                                John E. Brown
                                                Controller

                                            Sierra Pacific Power Company
                                            ----------------------------
                                            (Registrant)


Date:  November 19, 2002                    By: /s/ John E. Brown
                                                -----------------
                                                John E. Brown
                                                Controller